Stock-Based Compensation	12 Months Ended
Dec. 31, 2016
Stock-Based Compensation

Note 9

Stock-Based Compensation

Verizon Communications Long-Term Incentive Plan

The Verizon Communications Inc. Long-Term Incentive Plan (the Plan) permits the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance stock units and other awards. The maximum number of shares available for awards from the Plan is 119.6 million shares.

Restricted Stock Units

The Plan provides for grants of Restricted Stock Units (RSUs) that generally vest at the end of the third year after the grant. The RSUs are generally classified as equity awards because the RSUs will be paid in Verizon common stock upon vesting. The RSU equity awards are measured using the grant date fair value of Verizon common stock and are not remeasured at the end of each reporting period. Dividend equivalent units are also paid to participants at the time the RSU award is paid, and in the same proportion as the RSU award.

Performance Stock Units

The Plan also provides for grants of Performance Stock Units (PSUs) that generally vest at the end of the third year after the grant. As defined by the Plan, the Human Resources Committee of the Board of Directors determines the number of PSUs a participant earns based on the extent to which the corresponding performance goals have been achieved over the three-year performance cycle. The PSUs are classified as liability awards because the PSU awards are paid in cash upon vesting. The PSU award liability is measured at its fair value at the end of each reporting period and, therefore, will fluctuate based on the price of Verizon common stock as well as performance relative to the targets. Dividend equivalent units are also paid to participants at the time that the PSU award is determined and paid, and in the same proportion as the PSU award. The granted and cancelled activity for the PSU award includes adjustments for the performance goals achieved.

The following table summarizes Verizon’s Restricted Stock Unit and Performance Stock Unit activity:

(shares in thousands)	Restricted Stock Units	Performance Stock Units
Outstanding January 1, 2014	16,193	23,724
Granted	5,278	7,359
Payments	(6,202)	(9,153)
Cancelled/Forfeited	(262)	(1,964)

Outstanding December 31, 2014	15,007	19,966
Granted	4,958	7,044
Payments	(5,911)	(6,732)
Cancelled/Forfeited	(151)	(3,075)

Outstanding December 31, 2015	13,903	17,203
Granted	4,409	6,391
Payments	(4,890)	(4,702)
Cancelled/Forfeited	(114)	(1,143)
Adjustments	–	170

Outstanding December 31, 2016	13,308	17,919

As of December 31, 2016, unrecognized compensation expense related to the unvested portion of Verizon’s RSUs and PSUs was approximately $0.3 billion and is expected to be recognized over approximately two years.

The RSUs granted in 2016 and 2015 have weighted-average grant date fair values of $51.86 and $48.15 per unit, respectively. During 2016, 2015 and 2014, we paid $0.4 billion, $0.4 billion and $0.6 billion, respectively, to settle RSUs and PSUs classified as liability awards.

Stock-Based Compensation Expense

After-tax compensation expense for stock-based compensation related to RSUs and PSUs described above included in Net income attributable to Verizon was $0.4 billion, $0.3 billion and $0.3 billion for 2016, 2015 and 2014, respectively.